                                                                EXHIBIT 4.6


                              CERTIFICATE OF TRUST
                                       OF
                         STIFEL FINANCIAL CAPITAL TRUST

         THIS CERTIFICATE OF TRUST OF STIFEL FINANCIAL CAPITAL TRUST (the "Trust"), dated as of June 6, 1997, is being duly executed and filed by WILMINGTON TRUST COMPANY, a Delaware banking corporation, George H. Walker III, Gregory F. Taylor and Charles R. Hartman, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C.
Section 3801 et seq.).

         1. NAME. The name of the business trust formed hereby is Stifel Financial Capital Trust.

         2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

         3. EFFECTIVE DATE. This Certificate of Trust shall be effective on June 6, 1997.

IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, has executed this Certificate of Trust as of the date first above written.

                                       WILMINGTON TRUST COMPANY, as trustee

                                By:    /s/ Norma P. Closs
                                       ------------------------------------
                                Name:  Norma P. Closs
                                       ------------------------------------
                                Title: Vice President
                                       ------------------------------------


                                       /s/ George H. Walker III
                                       ------------------------------------
                                       George H. Walker III, as Trustee

                                       /s/ Gregory F. Taylor
                                       ------------------------------------
                                       Gregory F. Taylor, as Trustee

                                       /s/ Charles R. Hartman
                                       ------------------------------------
                                       Charles R. Hartman, as Trustee


                                      A-1